Exhibit 10.3


                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 11, 2004, among WIRELESS FRONTIER INTERNET, INC., a Delaware corporation (the "Company") and the investors signatories hereto.

                                    RECITALS:
                                    ---------

      In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

      Section 1.1 Purchase and Sale. The Company hereby agrees to issue and sell to each signatory hereto (collectively, the "Investors", and each, individually, an "Investor") and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, each Investor severally agrees to purchase in the aggregate up to $1,315,000 principal amount of Convertible Debentures, in the form attached hereto as Exhibit A (the "Debentures") and a warrant (the "Warrant") to purchase their pro-rata share of up to 3,287,500 shares of Common Stock, par value $.001 per share of the Company (the "Common Stock") in the form attached hereto as Exhibit
B. The Debentures and the Warrants shall be collectively referred to herein as the "Securities."

      Section 1.2 Closing. Upon satisfaction of the conditions to closing set forth herein the closing of the purchase and sale of the Debentures and Warrants (the "Closing") shall occur at the offices of counsel to the Investors, or such other location as the parties shall mutually agree. The date of the Closing shall be referred to herein as the "Closing Date."

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investors as follows, which representations and warranties are true as of the date hereof and as of the Closing Date:

      Section 2.1 Corporate Organization. The Company and each of its subsidiaries, if any, is a corporation duly incorporated, validly existing and subsisting under the laws of the State of Delaware. The Company and each of its subsidiaries has all requisite power and authority to own, operate and lease its properties and to conduct its business as currently conducted. The Company and each of its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification, except to the extent that the failure to be so qualified or licensed would not have a Material Adverse Effect (as defined below). As used in this Agreement, "Material Adverse Effect" means any event, circumstance or development which individually or in the aggregate could have a material adverse effect on the business, properties, operations, condition (financial or otherwise), assets, liabilities, tradability of the Common Stock, earnings or results of operations of the Company and its subsidiaries or on the

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transactions contemplated hereby. If the Company does not have any subsidiaries, references to "subsidiaries" in this Article II shall be disregarded.

      Section 2.2 Subsidiaries. Except as set forth in Schedule 2.2, the Company does not directly or indirectly own any equity or similar interest, or any interest convertible into or exchangeable or exercisable for any equity or similar interest, in any corporation, partnership, limited liability company, joint venture or other business association, entity or person.

      Section 2.3 Authorization. The Company has all requisite power and full legal right to execute and deliver this Agreement and the Ancillary Agreements, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. This Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company and constitutes, and each of the Ancillary Agreements, when executed and delivered by the Company at the Closings, will constitute, a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application. The execution, delivery, and performance by the Company of this Agreement and the Ancillary Agreements in accordance with their respective terms, and the consummation by the Company of the transactions contemplated hereby or thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the Certificate of Incorporation or By-laws of the Company and its subsidiaries, (y) any judgment, decree, order, statute, rule or regulation binding on or applicable to the Company or its subsidiaries, or (z) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its assets is or are bound.

      Section 2.4 Capitalization. (a) Immediately prior to the Closing, not giving effect to the sale and purchase of the Securities, the authorized and the outstanding capital stock of the Company (on a Fully Diluted Basis including all Derivative Securities) will be as set forth in Schedule 2.4. All such outstanding shares of capital stock will be duly authorized, validly issued, fully paid, and nonassessable, and will have been issued free and clear of Liens. Except as set forth in Schedule 2.4, no adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Securities to the rate at which any shares of any class of the equity securities of the Company, subscriptions, options, warrants, calls, commitments or agreements or Derivative Securities of the Company are convertible into or exercisable for shares of Common Stock, Derivative Securities or shares of other equity securities of the Company (by reason of any "anti-dilution" provisions or agreements or otherwise).

             (b) Except as set forth on Schedule 2.4, the Company does not have, is not bound by, and has no obligation to grant or enter into, any outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock, any other equity

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security, or any securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock or any other equity security.

             (c) Except as set forth in Schedule 2.4, the Company (i) has no outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities of the Company, (ii) is not a party to or bound by any agreement or instrument relating to the voting of any of its securities, and (iii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act (as defined in Section 2.5).

             (d) All of the Securities have been offered and at the Closings will be issued and sold, in compliance with (i) all applicable preemptive or similar rights of all persons, and (ii) assuming the truthfulness and accuracy of the representations made by the Investors in Section 3 hereof, all applicable provisions of the Securities Act and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder and other applicable securities laws and regulations.

             (e) The Securities (which, for purposes of this Section 2.4(e) shall be deemed to include all shares of Common Stock issuable upon conversion of the Debentures and all shares of Common Stock issuable upon exercise of the Warrants) shall, upon issuance pursuant to the terms hereof and/or the terms of the Debentures, as the case may be, be duly authorized and validly issued, fully paid and non-assessable and free and clear of any Lien, security interest, option or other charge or encumbrance and free of all preemptive and other third party rights.

      Section 2.5 Financial Statements/SEC Reports. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension). The SEC Reports comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and rules and regulations of the SEC promulgated thereunder. The Company has identified and made available to the Investors a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of

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the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

      Section 2.6 No Undisclosed or Contingent Liabilities. Except as set forth in Schedule 2.6, neither the Company nor its subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, contingent of otherwise and whether due or to become due) which are not fully reflected or reserved against on the balance sheet as of September 30, 2003 (including the footnotes and schedules thereto, the "Balance Sheet") in accordance with GAAP, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof.

      Section 2.7 [INTENTIONALLY OMITTED]

      Section 2.8 Absence of Certain Changes. Except as set forth on Schedule
2.8 or otherwise disclosed in the SEC Reports, since the date of the Balance Sheet, the Company has conducted its business only in the ordinary course and consistent with past practice, and has not:

             (a) suffered any Material Adverse Effect;

             (b) materially increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

             (c) paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet;

             (d) permitted or allowed any of its assets to be subjected to any Lien of any kind;

             (e) incurred any indebtedness not in the ordinary course of business or executed any guarantees on behalf of any person;

             (f) canceled any material debts or waived any claims or rights of substantial value;

             (g) sold, transferred or otherwise disposed of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

             (h) granted any general increase in the compensation of employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment), other than such increases as are consistent with the Company's past practice or required by agreement or understanding disclosed to the Investors; or experienced any material loss of personnel of the Company, material change in the terms and conditions of the employment of the Company's key personnel, loss of any of the five most highly compensated employees of the Company or entered into any written employment agreement with any Company employee;


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             (i) made any capital expenditure or commitment for additions to its property, equipment or intangible capital assets other than in the ordinary course of business and consistent with past practice;

             (j) made any change in any method of accounting or accounting practice, changed accountants or auditors or failed to maintain its books, accounts and records in the ordinary course of business and consistent with past practice;

             (k) failed to maintain any material properties or equipment in good operating condition and repair, ordinary wear and tear excepted;

             (l) entered into any transaction or made or entered into any material contract or commitment, except in the ordinary course of business and consistent with past practice, or terminated or amended any material contract or commitment;

             (m) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or other securities;

             (n) amended its Certificate of Incorporation or By-laws;

             (o) taken, suffered, or permitted any action which would render untrue any of the representations or warranties of the Company herein contained, and not omitted to take any action, the omission of which would render untrue any such representation or warranty; or

             (p) agreed in writing or otherwise committed to take actions in furtherance of, or otherwise taken, any action with respect to any of the matters described in this Section 2.8.

      Section 2.9 No Violation. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements by the Company nor the performance by the Company of its obligations hereunder or thereunder will: (i) conflict with or result in any breach of any provision of its or its subsidiaries Certificate of Incorporation or By-laws, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any Lien on the Company's or its subsidiaries properties or assets or any right of termination, cancellation or acceleration under any of the terms or conditions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of their respective material properties or assets may be bound, or require the consent of any person, (iii) violate any statute, law, rule, regulation, writ, injunction, judgment, order or decree of any court, administrative agency or governmental authority binding on the Company, its subsidiaries or any of their respective properties or assets, or (iv) violate any provision (including those requiring the furnishing of notice prior to the taking of specific actions) of the rules of any marketplace on which the Common Stock of the Company is listed or quoted.

      Section 2.10 Compliance with Applicable Law. The Company and each of its subsidiaries is currently in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs, requirements and injunctions of all governmental authorities, agencies, courts, and administrative tribunals, except for such

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noncompliance that, individually and in the aggregate, would not have a Material
Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice or request for information from any federal, state, or local governmental authority (i) that the Company (or any of its subsidiaries) has been identified by the Environmental Protection Agency or any state environmental regulatory authority as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B, or under any equivalent state law; or (ii) that it or any of its subsidiaries is or may be in violation of any Environmental Laws or is or will or may be a named party to any claim, action, cause of action, complaint or legal or administrative proceeding arising out of any third party's incurrence of Damages in connection with any environmental matters.

      Section 2.11 Licenses and Permits. The Company and its subsidiaries have and maintain all licenses, permits and other authorizations from all governmental authorities as are necessary for the conduct of their business as presently conducted or in connection with the ownership or use of its properties, except for licenses, permits and other authorizations that the failure to obtain or maintain in effect, either singly or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect.

      Section 2.12 Governmental Consents. Except for the filing of any forms required under the federal securities laws (including any registration statement under the Securities Act by the Company under the Registration Rights Agreement) and any filings required under state "blue sky" laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or any of the Ancillary Agreements by the Company or the performance by the Company of its obligations hereunder and thereunder, or the continued conduct by the Company of its present business after the Closing.

      Section 2.13 Taxes. Except as set forth in Schedule 2.13, the Company and each of its subsidiaries have filed all Tax (as hereinafter defined). reports and returns that they were required to file. All such reports and returns were correct and complete in all material respects. All Taxes owed by the Company or its subsidiaries (whether or not shown on any report or return) have been paid or, if not yet due, appropriate accruals therefor as required under GAAP have been made on the Company's financial records and on the financial statements described in Section 2.5. No claim has been made by a taxing authority in a jurisdiction where the Company or any subsidiaries does not pay Tax or file tax returns that the Company or any subsidiary is or may be subject to Taxes assessed by such jurisdiction. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company or any subsidiary. There is no action, suit, investigation, liability, taxing authority proceeding, or audit with respect to any Tax now in progress, pending or, to the Company's knowledge, threatened, against or with respect to the Company or any subsidiary, whether in respect of any Tax reports and returns that were not filed in a timely manner or for any other reason. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company or any subsidiary which is not accrued on the Balance Sheet. Neither the Company nor any of its subsidiaries has consented to extend the time in which any Tax may be assessed or collected by any taxing authority. As used in this Section 2.13, the terms "Taxes" and "Tax" mean all federal, state, local and foreign taxes, including,

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without limitation, income, unemployment, withholding, payroll, social security, teal property, personal property, excise, sales, use and franchise taxes, levies, assessments, duties, licenses and registration fees and charges of any nature whatsoever, including interest, penalties and additions with respect thereto and any interest in respect of such additions and penalties.

      Section 2.14 Litigation. Except as set forth in Schedule 2.14, in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002, or the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2003, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of a decision which could have a Material Adverse Effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of this Agreement or any Ancillary Agreement

      Section 2.15 Title to Properties. Neither the Company nor any of its subsidiaries owns any real property. Except as set forth on Schedule 2.15, the Company has title to all of its properties and assets free and clear of all Liens, charges and encumbrances, except Liens for taxes not yet due and payable and such Liens or other imperfections of title, if any, that do not materially detract from the value of or interfere with the present use of the property affected thereby. There is no existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or any subsidiary under any lease pursuant to which the Company or any subsidiary leases real or personal property.

      Section 2.16 Contracts and Commitments. Except as set forth in Schedule 2.16, neither the Company nor any subsidiary is a party or subject to or bound by (whether written or oral), nor has the Company or any subsidiary committed to enter into in the future:

             (a) any agreement, which, in the future, would lead to (i) an acquisition, merger or similar transaction with respect to the Company, or (ii) a debt or equity financing for the Company (other than this Agreement and the Ancillary Agreements);

             (b) any agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

             (c) any agreement with any current or former Affiliate, officer or director of the Company, or with any person in which any such Affiliate has an interest; and

             (d) any agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof.

      Section 2.17 Intellectual Property. (a) Except as set forth on Schedule 2.17, all patents, patent applications, trademarks, trade names, service marks, logos and copyrights and other intellectual property used in or material to the Company's and its subsidiaries' business as now

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being conducted or as proposed to be conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or material to the Company's business, "Proprietary Information") are either owned or licensed by the Company or its subsidiaries.

             (b) Except as set forth on Schedule 2.17, to the Company's knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Proprietary Information is pending or, to the Company's knowledge, threatened, nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

             (c) Except as set forth on Schedule 2.17, to the Company's knowledge, it is not infringing on or making unlawful use of any intellectual property or any proprietary or confidential information of any Person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to the Company's knowledge, threatened; nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

      Section 2.18 Insurance. Except as set forth on Schedule 2.18, the Company and its subsidiaries maintain policies of insurance with, to the knowledge of the Company, financially sound and reputable insurance companies, funds, or underwriters, which are of the kinds and which cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice for similarly situated businesses in the Company's business. Except as set forth on Schedule 2.18, all such policies are in full force and effect, are sufficient for compliance in all respects by the Company with all requirements of law and of all agreements to which it is a party and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.

      Section 2.19 Investment Company. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, and will not be an investment company under such Act upon consummation of the transactions contemplated hereby or after giving effect to the use of proceeds from the purchase of the Securities.

      Section 2.20 Securities Laws. The offer, sale and issuance of the Securities without registration (assuming the accuracy of the representations and warranties made by the Investors in Section 3.1 hereof) will not violate the Securities Act, or any applicable state securities or "blue sky" laws or other applicable laws. None of the Company, its affiliates or any person acting on its behalf has engaged in any form of general solicitation or advertising (as defined in Rule 502(c) of the Securities Act) or engaged in any action that would require the registration under the Securities Act of the offering and sale of the Securities pursuant to this Agreement.

      Section 2.21 Investment Banking; Brokerage. Except as set forth on
Schedule 2.21, there are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to attorneys and accountants) in connection with

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the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company or any of its Affiliates.

      Section 2.22 Labor Relations. There is no charge pending or, to the Company's knowledge, threatened, against or with respect to the Company or any subsidiary before any court or agency and alleging unlawful discrimination in employment practices, and there is no charge of or proceeding with regard to any unfair labor practice against the Company or any subsidiary pending before the National Labor Relations Board. There is no labor strike, dispute, slow-down, or work stoppage pending or, to the Company's knowledge, threatened against or involving the Company or any subsidiary. None of the employees of the Company or any subsidiary is covered by any collective bargaining agreement, and no such collective bargaining agreement is currently being negotiated. No one has petitioned and, to the Company's knowledge, no one is now petitioning, for union representation of any employees of the Company or any subsidiary. The Company believes its relationships with its employees is satisfactory.

      Section 2.23 Disclosure. The Company confirms that neither it nor, to its knowledge, any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Investors may rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

      Section 2.24 Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and it subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the

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"Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

      Section 2.25 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or which could violate any applicable shareholder approval provisions.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

      Section 3.1 Representations and Warranties. Each Investor represents severally as to himself only that (each of which representations and warranties are true as of the date hereof and as of the Closing in which such Investor participates):

             (a) He has all requisite power and full legal right to execute and deliver this Agreement and the Ancillary Agreements to which he is a party and to carry out his obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements to which he is a party and the performance by him of his obligations hereunder and thereunder, have been duly authorized by him, and no other proceeding therefor on his part is required. This Agreement and each of the Ancillary Agreements to which he is a party have been duly executed and delivered by him and constitute his valid and binding obligations, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

             (b) He is purchasing the securities hereunder for his own account for investment only and not with a present view to the distribution thereof.

             (c) He has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto.

             (d) He has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities purchased hereunder, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished in connection with such offering that the Company possesses or can acquire without unreasonable effort or expense.

             (e) He understands that the Debentures and Warrants have not been registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or pursuant to an exemption from registration, and that a legend indicating such restrictions will be placed on the certificates representing the Warrants and the Debentures.

             (f) There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (other than professional fees to attorneys and accountants) in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements based on any arrangement or agreement made by or on behalf of him.

             (g) He has adequate means of providing for his current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Debentures and Warrants for an indefinite period of time.

             (h) He is aware that an investment in the Debentures and Warrants involves a number of very significant risks and has carefully read and considered the information set forth herein and in the Company's disclosure schedules annexed hereto.

                                   ARTICLE IV
                   COVENANTS OF THE COMPANY AND THE INVESTORS

      Section 4.1 Further Assurances. The Company and each investor shall execute and deliver, or cause to be executed and delivered each Ancillary Agreement to be executed and delivered by it or him. The Company shall execute and deliver, or cause to be executed and delivered, all such additional instruments and other documents and shall take such further actions as the Investors may reasonably require to effectuate, carry out and comply with all of the terms of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby.

      Section 4.2 Reservation of Shares; Compliance with Laws. The Company will at all times reserve the appropriate number of shares of Common Stock solely for the purpose of issuance upon exercise of the Warrants and conversion of the Debentures. The Company will file within the required time periods all filings, notices and other documents required by applicable federal and state securities laws in connection with the transactions contemplated by this Agreement. The Company will comply, and cause each of its subsidiaries to comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

      Section 4.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

      Section 4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder as set forth on Schedule 4.4 hereto and not for the satisfaction of any portion of the Company's debt, to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

      Section 4.5 Conversion and Exercise Procedures. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Investors in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Investors to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver shares of Common Stock in accordance with the terms, conditions and time periods set forth in the Ancillary Agreements.

      Section 4.6 Sales, Liens, Etc. So long as the Debentures remain outstanding, except as or otherwise provided herein or to the extent pre-existing the date hereof, the Company shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any of the Company's assets other than in the ordinary course of business, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired if such Lien is not discharged within thirty (30) days of its imposition, or assign any right to receive income or to secure or provide for the payment of any debt of any Person.

      Section 4.7 Debt. So long as the Debentures remain outstanding, the Company shall not create or suffer to exist any debt, other than (i) the debt incurred pursuant to this Agreement, (ii) purchase money financing for equipment, (iii) trade payables incurred in the ordinary course of business consistent with past practice and (iv) debt which predates the date hereof and is disclosed on Schedule 4.7 attached hereto.

      Section 4.8 Dividends, Etc. So long as the Debentures remain outstanding, the Company shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any equity interest in the Company, or purchase, redeem or otherwise acquire for value any equity interest in the Company or any rights or options to acquire any such interests other than intra-company transactions and as may be required pursuant to any Investor's exercise of the Debentures, or as may otherwise be provided in this Agreement and/or the Ancillary Agreements.

      Section 4.9 Payment of Debentures. To the extent the Debentures have not been paid in full or converted, the Company agrees to use the proceeds from all future financing transactions to pay the then outstanding principal balance of the Debentures plus accrued but unpaid interest. thereon, until such Debentures have been paid in full or have been converted.

                                    ARTICLE V
                               CLOSING CONDITIONS

      Section 5.1 Investor Closing Conditions. The obligation of the Investors to consummate the transactions contemplated hereby is subject to satisfaction or waiver of each of the following conditions at or prior to the Closing:

             (a) Secretary's Certificate. The Company shall have delivered to the Investors a certificate of the Secretary of the Company, dated as of the Closing Date, certifying: (i) the adoption by the Company's Board of Directors of attached resolutions authorizing, among other things, the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein, and (ii) the incumbency and signatures of the officers of the Company executing this Agreement, the Ancillary Agreements and the other agreements and instruments contemplated herein.

             (b) Certificates. The Company shall have delivered to each Investor certificates evidencing the Debenture and Warrants acquired by such Investor pursuant to the terms hereof each duly executed by the appropriate Company officers.

             (c) Closing Certificate. The Company shall have delivered to the Investors a certificate of an authorized officer of the Company certifying that the representations and warranties of the Company contained in this Agreement and in each certificate or document delivered by the Company to the Investors in connection with the transactions contemplated hereby and thereby are true and correct when made on the date hereof and shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of such date and the Company shall have performed all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required hereunder or thereunder to be performed by it prior to the Closing.

             (d) Opinion of Counsel. The Investors shall have received at the Closing from _______________, counsel to the Company, a favorable written opinion dated as of the Closing Date which shall be in the form attached hereto as Exhibit C hereto.

      Section 5.2 Mutual Closing Condition for the Closing. The obligation of the Company and the Investors to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction or waiver of each of the following condition at or prior to the Closing:

             (a) Injunctions. There not being in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby.

                                   ARTICLE VI
                                   DEFINITIONS

      Section 6.1 Certain Defined Terms. For purposes of this Agreement, the following teams shall have the meanings set forth in this Section 6:

      "Affiliate" means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with any referenced Person and includes without limitation, (a) any Person who is an officer, director, or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of any referenced Person, and any of the Family Members of any such Person, (b) any Person of which a referenced Person and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant, (c) in the case of a specified Person who is an individual, Family Members of such Person, and (d) in the case of the Investors, any entities for which an Investor or any of its Affiliates serve as general partner and/or investment adviser or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of such Investor or the general partner or investment adviser thereof, or any Affiliate of any of them, or any Affiliates of any of the foregoing.

      "Affiliated Group" has the meaning given to it in Section 1504 of the Code, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foreign income Tax law.

      "Ancillary Agreements" means the Warrants, Debentures, the Registration Rights Agreement and any other agreement or document delivered or executed in connection with this Agreement or the transactions contemplated hereby.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Damages" means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitration, liabilities, costs, and expenses, including without limitation court costs and the fees and expenses of counsel and experts.

      "Derivative Securities" means (i) all shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock, and (ii) all options, warrants, and other rights to acquire shares of Common Stock or any class of stock or other security or securities convertible into or exchangeable for shares of Common Stock or any class of stock or other security.

      "Environmental Laws" means, collectively, the Resource Conservation and Recovery Act, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any and all state or local statutes, regulations, ordinances, orders, and decrees relating to health, safety, or the environment, each, as the case may be, as amended.

      "Family Members" means, as applied to any individual, any parent, spouse, child, spouse of a child, brother or sister of the individual, and each trust, limited partnership or limited liability company created primarily for the benefit of one or more of such persons and each custodian of a. property of one or more such persons and the personal representative or estate of any such persons.

      "Fully Diluted Basis" means that the relevant calculation of the ownership or percentage ownership (as applicable) of any Person of the equity securities of the Company shall be performed as if (i) all Derivative Securities have been exercised or converted, as the case may be, into shares of Common Stock of the Company, and (ii) all shares of preferred stock or any other series of equity securities of the Company shall have been converted into shares of Common Stock of the Company.

      "GAAP" means generally accepted accounting principles in the United States that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, (ii) applied on a basis consistent with prior periods, and (iii) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.

      "Liens" means any and all liens, claims, mortgages, security interests, charges, encumbrances, and restrictions on transfer of any kind, except: (i) in the case of references to securities, any of the same arising under applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws, (ii) real estate taxes not yet due and payable, and (iii) any lien in favor of any landlord for unpaid rent, additional rent, or other charges, which lien is created by statute or under any lease under which the Company or any of its Subsidiaries is lessee, unless the Company is given written notice of the imposition of any such lien described in this clause (iii).

      "Person" or "person" (regardless of whether capitalized) means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture or proprietorship.

      "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Closing Date by and among the Company and the Investors participating in such closings in the form attached hereto as Exhibit D and incorporated herein by reference.

      "SEC" means the Securities and Exchange Commission.

      "Subsidiary" or "Subsidiaries" means, with respect to any person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which are at the time owned by such person or by a Subsidiary of such person, if the holders of the shares of such class or classes
(a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

      "Trading Day" means a day on which the principal trading market or exchange for the Company's Common Stock is open for business.

                                   ARTICLE VII
                                  MISCELLANEOUS

      Section 7.1 Independent Nature of Investors' Obligations and Rights. The Company acknowledges each of the following: The obligations of each Investor participating in this transaction are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor. Nothing contained herein or in any other agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a "group" (within the meaning of Sections 13 and 16 of the Exchange Act and any rules promulgated thereunder), in each case with respect to such obligations or the transactions contemplated hereunder. Each Investor shall be entitled to Independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other agreements relating to this transaction, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel (or has chosen not to be represented by legal counsel) in its review and negotiation of this Agreement and the related transaction documents. The Company has elected to provide various Investors with the same terms and agreements for the convenience of the Company and not because it was required or requested to do so by the Investors.

      Section 7.2 Waivers and Consents. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between the Company and the Investors and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No provision hereof may be waived except by a written instrument signed by the party so waiving such provision.

      Section 7.3 Governing Law; Jurisdiction; Venue etc. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. The state and federal courts of the State of New York located in New York County shall have exclusive jurisdiction to hear and determine any claims or disputes between the Investors and the other party or parties hereto pertaining directly or indirectly to this Agreement and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein); the exclusive choice of forum set forth in this Section 7.3 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction. All of the parties hereto waive all rights to trial by jury in any action or proceeding instituted by any party against any other party arising out of, on or by reason of this Agreement or the documents and transactions contemplated herein.

      Section 7.4 Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction or interpretation of any provision thereof or hereof.

      Section 7.5 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

      Section 7.6 Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, one
(1) business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the following addresses:

            If to the Company:

                        Wireless Frontier Internet, Inc.

                        104 West Callaghan
                        Fort Stockton, TX 79735

                        Attn: Jay Knapp
                        Facsimile: 432-336-0441

                  With a copy to:

                        Michael Littman
                        303-422-8127

            If to the Investors:

                        To their respective addresses set forth below their respective names on the signature pages hereto.

      Section 7.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement, provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

      Section 7.8 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes any other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 7.9 Publicity. The Company and the Investors shall have the right to approve before issuance of any press releases or any other public statements is sought to be made by the other with respect to the transactions contemplated hereby, except for any disclosures required in connection with obtaining any consents to the transactions contemplated by this Agreement. The Company shall have the right to issue any press release or other public statement in connection with the transaction contemplated hereby, excluding the identity of the Investors, without the prior consent of the Investors, but may disclose the identity of the Investors upon prior written consent of the Investors, which shall not be unreasonably withheld. The Company shall also have the right to file this Agreement and the Ancillary Agreements with the SEC under the Securities Act or the Exchange Act if required by such acts or regulations thereunder.

      Section 7.10 Expenses. The Company and the Investors will each bear their own costs and expenses and those of their respective advisors related to the transactions herein contemplated, except that upon Closing the Company hereby agrees to reimburse the Investors $15,000 for their legal fees and related expenses. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

      Section 7.11 Assignment. (a) The Company may not assign this Agreement or its rights and obligations hereunder.

             (b) The rights and obligations hereunder and the Securities may be transferred by each of the Investors in its sole discretion at any time, in whole or in part, to any Person to whom such Investor transfers Securities.

             (c) Notwithstanding the other provisions of this Section 7.11, no Person acquiring any Common Stock in a public trade shall receive the benefit of any of the covenants set forth in this Agreement as an assignee thereof.

             (d) Subject to clause (c) immediately above, any Person acquiring, in a manner permitted by this Agreement, any Securities and/or rights of an Investor under this Agreement shall constitute an Investor for purposes of this Agreement and any reference to an Investor in this Agreement shall also refer to any such Person.

      Section 7.12 Equitable Relief. Each of the parties acknowledges that any breach by such party of his obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance and/or other equitable relief to prevent the breach of such obligations.

      Section 7.13 Usage. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively.

      Section 7.14 Facsimile Signatures. A facsimile signature on this Agreement or an original signature delivered by facsimile shall be considered the same as an original.

                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed and delivered as of the day and year first above written. EXECUTION OF THIS AGREEMENT BY ANY INVESTOR SHALL BE DEEMED TO CONSTITUTE EXECUTION OF THE REGISTRATION RIGHTS AGREEMENT BY SUCH INVESTOR.

                                          WIRELESS FRONTIER INTERNET, INC.


                                          By:
                                              --------------------------------
                                              Name:  Jay Knabb
                                              Title: President

INVESTORS:

                                    If an individual:

                                             ---------------------------------
                                             Name:

                                    If an entity:

                                          Name of Entity:
                                                          ---------------------

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                    Amount of Investment:
                                                          --------------------

                                    Number of Warrants:
                                                        ----------------------

                                    Address of Investor:


                                    ------------------------------------------


                                    ------------------------------------------

                                    ------------------------------------------